Exhibit 10.5.4

A320F

Amendment No 4

between

AIRBUS INDUSTRIE

and

ATLANTIC AIRCRAFT

HOLDING LIMITED

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No. 4

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS INDUSTRIE

AIICC C NO 337.0005/00

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AMENDMENT NO 4

This Amendment No 4 to the A320 Family Purchase Agreement signed on the 19th day of March 1998 is made on the 15th day of February 2000

BETWEEN

AIRBUS INDUSTRIE, having its principal office at:

1 Rond Point Maurice Bellante

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at

Bolam House

King and George Streets

NASSA U

BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

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WHEREAS

A -	The Seller is a “Groupement d’lnteret Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	AEROSPATIALE-MATRA S.A.,
whose principal office is at:
37, Boulevard Montmorency
75016 PARIS
FRANCE,

(2)	DAIMLER-CHRYSLER AIRBUS GmbH,
whose principal office is at:
Kreetslag 10
Postfach 95 01 09
21111-HAMBURG
FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUTICAS S.A.,
whose principal office is at:
Avenida de Aragon, 404
28022 MADRID
SPAIN

and

(4)	BRITISH AEROSPACE (OPERATIONS) LTD,
whose principal office is at:
Warwick House
P.O. Box 87
Fornborough Aerospace Centre
Fornborough
Hants GU14 6YU
GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer and the Seller have signed a Purchase Agreement dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

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E -	The Buyer and the Seller have signed a Amendment No 1 dated September 9th, 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

F -	The Buyer has notified to the Seller on the 16th November, 1999 of its decision to:

(i)	[*] A320-200 Aircraft [*] and
to [*] A320-200 Aircraft,
and

(ii)	to [*] A320-200 Aircraft
[*] Firm A320-200 Aircraft

G -	[*] Simultaneously, the Buyer and the Seller have signed an Amendment No 3 dated December 29th, 1999 covering the modification of some provisions of the Letter Agreement No 1 of the Agreement

H -	The Buyer has notified the Seller on the 23th December, 1999 of its decision to:

(i)	[*] A320-200 Aircraft into [*] and to [*] A320-200 Aircraft, and

(ii)	to [*] A320-200 Aircraft with

(iii)	[*] Firm A319-100 Aircraft.

I -	Now the Buyer and the Seller agree to modify the Aircraft delivery dates as hereafter described

NOW	THEREFORE IT IS AGREED AS FOLLOWS:

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1.	SCOPE

The scope of this Amendment No 4 is to amend certain provisions of the Agreement in order to reflect the decision of the Buyer and the Seller to modify the Aircraft delivery dates.

Sub-Clause 9.1 of the Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date	Aircraft Type
- Aircraft No 1	August 1999	A319-100
- Aircraft No 2	November 1999	A319-100
- Aircraft No 3	December 1999	A319-100
- Aircraft No 4	January 2000	A319-100
- Aircraft No 5	November 2000	A320-200
- Aircraft No 6	November 2000	A320-200
- Aircraft No 7	September 2000	A320-200
- Aircraft No 8	December 2000	A320-200
- Aircraft No 9	January 2001	A320-200
- Aircraft No 10	February 2001	A320-200
- Aircraft No 11	July 2001	A320-200
- Aircraft No 12	November 2001	A319-100
- Aircraft No 13	December 2001	A319-100
- Aircraft No 14	December 2001	A320-200
- Aircraft No 15	March 2002	A319-100
- Aircraft No 16	June 2002	A319-100
- Aircraft No 17	July 2002	A320-200
- Aircraft No 18	August 2002	A319-100
- Aircraft No 19	September 2002	A319-100
- Aircraft No 20	November 2002	A319 100
- Aircraft No 21	December 2002	A319-100
- Aircraft No 22	February 2003	A319-100
- Aircraft No 23	February 2003	A320-200
- Aircraft No 24	March 2003	A320-200
- Aircraft No 25	June 2003	A319-100
- Aircraft No 26	July 2003	A319-100
- Aircraft No 31	November 2004	A319-100
- Aircraft No 32	December 2004	A319-100
- Aircraft No 33	June 2001	A320-200
- Aircraft No 34	June 2001	A320-200
- Aircraft No 35	July 2001	A320-200
- Aircraft No 36	August 2002	A320-200
- Aircraft No 37	September 2002	A320-200
- Aircraft No 38	December 2002	A320-200
- Aircraft No 39	November 2001	A320 -200
- Aircraft No 40	December 2001

UNQUOTE

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2.	MISCELLANEOUS

It is understood that all terms and conditions of the A320-200 Family Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No 1 “Incentives”) shall apply to this Amendment No 4 if not otherwise agreed upon in the Amendment No 4.

In case of any inconsistency between this Amendment No 4 and the A320 Family Purchase Agreement and Amendment No 2, this Amendment No 4 shall prevail, except as expressly amended by this Amendment No 4, the A320 Family Purchase Agreement as amended to date, remaining in full force and effect with such additional amendment as set forth in Amendment No 4.

This Amendment No 4 and its Letter Agreements and appendix together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment No 4 executed in two original English copies shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives.

IN WITNESS WHEREOF, this Amendment No 4 was entered into the day and year first above written.

For on behalf of,		For and on behalf of,

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

/s/ Ana I. Lacayo de Montenegro		/s/ Francis Robillard

By	Ana I. Lacayo de Montenegro	By	Francis Robillard

Its	Director-Insurance & Contracts	Its	Regional Director Contracts

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 4

ATLANTIC AIRCRAFT HOLDING LIMITED

Bolam House

King and George Streets

NASSAU BAHAMAS

SUBJECT: [*] AIRCRAFT DELIVERY DATES

Gentlemen,

ATLANTIC AIRCRAFT HOLDING LIMITED (the “Buyer”) and AIRBUS INDUSTRIE (the “Seller”) have entered into Amendment No 4 to the A320 Family Purchase Agreement which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constiute an integral, non severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specially amended pursuant to this Letter Agreement.

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 4

The scope of this Letter Agreement No 1 of the Amendment No 4 is to amend certain provisions of the Letter Agreement No 4 and Letter Agreement No 1 to the Amendment No 2 of the A320 Family Purchase Agreement in order to reflect the decision of the Buyer and the Seller to modify the Aircraft delivery dates according hereafter.

The Clause 4 of the Letter Agreement No 3 and Clause 4 of the Letter Agreement No 1 of the Amendment No 2 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following Article 1 here of:

QUOTE

4.	DELIVERY OF [*] AIRCRAFT

In the event the related [*] Aircraft is [*] in accordance with the conditions set forth in Paragraph 1.2 hereabove, the [*]Aircraft will be ready for delivery at the following dates

[*] Aircraft No	Delivery Date
- Aircraft No 9	February 2002	A320-200
- Aircraft No 10	March 2002	A320-200
- Aircraft No 11	May 2002	A320-200
- Aircraft No 12	June 2002	A320-200
- Aircraft No 13	August 2002	A320-200
- Aircraft No 14	March 2003	A319-100
- Aircraft No 15	June 2003	A319-100
- Aircraft No 16	July 2003	A319-100
- Aircraft No 17	December 2003	A319-100
- Aircraft No 18	December 2003	A320-200
- Aircraft No 19	August 2003	A319-100
- Aircraft No 20	February 2004	A319-100
- Aircraft No 21	March 2004	A319-100
- Aircraft No 22	June 2004	A319-100
- Aircraft No 23	July 2004	A319-100
- Aircraft No 24	August 2004	A319-100
- Aircraft No 25	November 2004	A319-100
- Aircraft No 26	March 2005	A319-100
- Aircraft No 27	May 2005	A319-100
- Aircraft No 28	June 2005	A319-100
- Aircraft No 29	June 2005	A319-100
- Aircraft No 30	August 2005	A319-100
- Aircraft No 31	November 2005	A319-100
- Aircraft No 32	December 2005	A319-100
- Aircraft No 36 [*]	March 2006	A320-200
- Aircraft No 37 [*]	July. 2006	A320-200
- Aircraft No 38 [*]	October 2006	A320-200
- Aircraft No 39 [*]	November 2003	A319-100
- Aircraft No 40 [*]	March 2004	A319-100
- Aircraft No 41 [*]	May 2004	A319-100
- Aircraft No 42 [*]	December 2006	A320-200
- Aircraft No 43 [*]	June 2004	A319-100

UNQUOTE

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LETTER AGREEMENT NO 1 TO THE AMENDMENT NO 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS INDUSTRIE

/s/ Ana I. Lacayo de Montenegro		/s/ Francis Robillard

By:	Ana I. Lacayo de Montenegro	By	Francis Robillard

Its:	Director-Insurance & Contracts	Its	Regional Director Contracts

Date:	15th of February 2000

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